UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2014, Solar Power, Inc. (the “Company”) entered into a Purchase Agreement (the “Smart Range Purchase Agreement”) with Smart Range Investments Limited (“Smart Range”), a company incorporated under the laws of the British Virgin Islands and owned by Evergrande Real Estate Group Limited, a limited liability company incorporated under the laws of the Cayman Islands whose issued shares are listed on the Hong Kong Stock Exchange under stock code 3333, whereby the Company agreed to issue, and Smart Range agreed to purchase, 21,739,500 shares of common stock of the Company (the “Smart Range Purchase Shares”), par value US$0.0001 per share (the “Common Shares”) for an aggregate purchase price of US$30,000,510 (the “Smart Range Purchase Price”), pursuant to the terms of the Smart Range Purchase Agreement and subject to customary closing conditions (the “Smart Range Private Placement”).

On October 7, 2014, the Company entered into a Purchase Agreement (the “Signet Worldwide Purchase Agreement,” together with the Smart Range Purchase Agreement, the “Purchase Agreements”) with Signet Worldwide Limited (“Signet Worldwide”), a limited liability company incorporated under the laws of the British Virgin Islands, whereby the Company agreed to issue, and Signet Worldwide agreed to purchase 10,000,000 Common Shares (the “Signet Worldwide Purchase Shares”) for an aggregate purchase price of US$13,800,000 (the “Signet Worldwide Purchase Price”), pursuant to the terms of the Signet Worldwide Purchase Agreement and subject to customary closing conditions (the “Signet Worldwide Private Placement”).

The foregoing summary of the terms and conditions of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1 and Exhibit 10.2 and which are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreements discussed in Item 1.01, the Company agreed to issue the Smart Range Purchase Shares for the Smart Range Purchase Price, and the Signet Worldwide Purchase Shares for the Signet Worldwide Purchase Price on the respective closing dates of the Smart Range Private Placement and the Signet Worldwide Private Placement pursuant to the terms and conditions of the Purchase Agreements.

The proposed issuance of the Common Shares as aforementioned is exempt from registration upon reliance of Regulation S promulgated under the Securities Act of 1933, and amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Purchase Agreement by and between Solar Power, Inc. and Smart Range Investments Limited dated October 7, 2014

10.2	Purchase Agreement by and between Solar Power, Inc. and Signet Worldwide Limited dated October 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: October 7, 2014	/s/ Amy Jing Liu Amy Jing Liu
Chief Financial Officer

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